SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)      July 27, 2017

PERMA-FIX ENVIRONMENTAL SERVICES, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-11596	58-1954497
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8302 Dunwoody Place, Suite 250, Atlanta, Georgia	30350
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (770) 587-9898

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

| __ |	Written communications pursuant to Rule 425 under the Securities Act

| __ |	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

| __ |	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

| __ |	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Section 5 – Corporate Governance and Management

Item 5.02 – Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Grant of Options

As noted below in Item 5.07, Perma-Fix Environmental Services, Inc.’s (the “Company”) 2017 Stock Option Plan was approved by its stockholders at the Annual Meeting of Stockholders held on July 27, 2017. After approval of the 2017 Stock Option Plan, on July 27, 2017, the Company’s appropriate committees of the Board of Directors (the “Board”) and the Board approved the grant of incentive stock options (“ISOs”) from the 2017 Stock Option Plan to our named executive officers as follows: 50,000 ISOs to our Chief Executive Officer, Dr. Louis F. Centofanti; 100,000 ISOs to our Executive Vice President/Chief Operating Officer, Mark Duff; and 50,000 ISOs to our Chief Financial Officer, Ben Naccarato. The ISOs granted were for a contractual term of six years with one-fifth yearly vesting over a five year period. The exercise price of the ISO was $3.65 per share, which was equal to the fair market value of the Company’s common stock on the date of grant.

Item 5.07 – Submission of Matters to a Vote of Security Holders.

(a)       On July 27, 2017, the Company held its 2017 annual meeting of stockholders (the “2017 Annual Meeting”).

(b)     As of the record date for the 2017 Annual Meeting, 11,698,347 shares of the Company’s common stock, par value $.001 per share (“Common Stock”), were outstanding, each entitled to one vote per share. Of such outstanding shares of Common Stock, 7,031,809 shares were present at the meeting in person or by proxy, representing approximately 60.11% of the Company’s securities entitled to vote.

At the 2017 Annual Meeting, stockholders (1) reelected the Company’s six directors; (2) ratified the appointment of Grant Thornton, LLP, as the Company’s independent registered public accounting firm for the 2017 fiscal year; (3) approved, by non-binding advisory vote, the 2016 compensation of the Company’s named executive officers; (4) recommended, on an advisory vote, each year as to the frequency of future advisory votes on executive compensation; (5) approved the Fourth Amendment to the Company’s 2003 Outside Directors Stock Plan; and (6) approved the 2017 Stock Option Plan.

The final results of each of the proposals voted on by the Company’s stockholders are described below:

Proposal No. 1—Election of Directors:

		Votes
Nominee	Votes For	Withhold
Dr. Louis F. Centofanti	3,958,324	700,831
Stanley Robert Cochran	4,296,828	362,327
Gary Kugler	4,288,990	370,165
Joe R. Reeder	4,017,767	641,388
Larry M. Shelton	4,268,395	390,760
Mark A. Zwecker	4,015,381	643,774

There were 2,372,654 broker non-votes for each nominee. The election of directors was determined by a plurality of the votes cast at the meeting. Accordingly, withheld votes and broker non-votes were not treated as votes cast, and therefore had no effect on the proposal to elect directors. Each nominee was reelected as a director of the Company, to serve until the Company’s next annual meeting of stockholders or until their respective successors are duly elected and qualified.

Proposal No. 2—Ratification of the Appointment of Grant Thornton, LLP as the Independent Registered Public Accounting Firm of the Company for the 2017 Fiscal Year:

Votes For	Votes Against	Votes Abstention
6,552,842	443,000	35,967

There were no broker non-votes on this matter. The affirmative vote of the holders of a majority of the votes cast at the meeting was necessary to ratify the appointment of Grant Thornton, LLP as the Company’s independent registered public accounting firm. Withheld votes and broker non-votes were not treated as votes cast, and therefore had no effect on this proposal.

Proposal No. 3—Approval, by an Advisory (Non-Binding) Vote, of the 2016 Compensation of the Company’s Named Executive Officers:

Votes For	Votes Against	Votes Abstention
3,933,255	688,492	37,408

There were 2,372,654 broker non-votes on this matter. The affirmative vote of the holders of a majority of the votes cast at the meeting was necessary to approve the advisory vote on executive compensation. Withheld votes and broker non-votes were not treated as votes cast, and therefore had no effect on this proposal.

Proposal No. 4—Recommend, by Non-binding Vote, the Frequency of Future Advisory Votes on Executive Compensation:

1 Year	2 Years	3 Years	Abstention
3,046,947	332,860	869,988	409,360

There were 2,372,654 broker non-votes on this matter. Withheld votes and broker non-votes were not treated as votes cast, and therefore had no effect on this proposal. The frequency of one year received the highest number of votes casted. In consideration of the stockholder vote, our Board of Directors has determined to hold the stockholder advisory vote on executive compensation on an annual basis until the next required advisory vote on the frequency of future advisory votes on executive compensation.

Proposal No. 5—Approve the Fourth Amendment to the Company’s 2003 Outside Directors Stock Plan:

Votes For	Votes Against	Votes Abstention
3,844,659	772,108	42,388

There were 2,372,654 broker non-votes on this matter. The affirmative vote of the holders of a majority of the votes cast at the meeting was necessary to approve the Fourth Amendment to the Company's 2003 Outside Directors Stock Plan. Withheld votes and broker non-votes were not treated as votes cast, and therefore had no effect on this proposal.

Proposal No. 6—Approve the 2017 Stock Option Plan:

Votes For	Votes Against	Votes Abstention
3,848,850	768,633	41,672

There were 2,372,654 broker non-votes on this matter. The affirmative vote of the holders of a majority of the votes cast at the meeting was necessary to approve the 2017 Stock Option Plan. Withheld votes and broker non-votes were not treated as votes cast, and therefore had no effect on this proposal.

Section 9 – Financial Statements and Exhibits

Item 9.01 – Financial Statements and Exhibits

(d)      Exhibits.

Exhibit	Description

99.1	Incentive Stock Option Agreement between Perma-Fix Environmental Services, Inc. and Chief Executive Officer, dated July 27, 2017.

99.2	Incentive Stock Option Agreement between Perma-Fix Environmental Services, Inc. and Executive Vice President/Chief Operating Officer, dated July 27, 2017.

99.3	Incentive Stock Option Agreement between Perma-Fix Environmental Services, Inc. and Chief Financial Officer, dated July 27, 2017.

99.4	2017 Stock Option Plan filed as Exhibit B to the Company’s Proxy Statement for its 2017 Annual Meeting of Stockholders and is incorporated herein by reference.

99.5	Fourth Amendment to the 2003 Outside Directors Stock Plan filed as Exhibit A to the Company’s Proxy Statement for its 2017 Annual Meeting of Stockholders and is incorporated herein by reference.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 2, 2017

PERMA-FIX ENVIRONMENTAL SERVICES, INC.

By:	/s/ Ben Naccarato
Ben Naccarato
Vice President and Chief Financial Officer